UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1319 Marquette Drive

Romeoville, Illinois 60446

(Address of Principal Executive Offices) (Zip Code)

(630) 771-6708

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 1, 2024, Nanophase Technologies Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), between the Company and Strandler, LLC (“Strandler”). Strandler is an affiliate of Mr. Bradford T. Whitmore, our controlling shareholder and brother of Ms. Janet R. Whitmore, one of our directors.

Pursuant to the Purchase Agreement, the Company issued to Strandler 15,000 shares of the Company’s Series X Preferred Stock (the “Series X Preferred Stock”) at a purchase price per share of $400, for total consideration of $6,000,000, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof. The terms of the Preferred Stock are set forth in the Company’s Certificate of Designations to its Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on March 4, 2024 (the “Certificate of Designations”).

Under the Purchase Agreement, the Company granted Strandler customary registration rights with respect to shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), it may receive in connection with any conversion of Series X Preferred Stock into Common Stock, as described below. For so long as any amount of Preferred Stock is outstanding, the Purchase Agreement also (i) prevents the Company from paying any dividend on any shares of the Company’s capital stock (other than dividends consisting solely of Common Stock or rights to purchase Common Stock), (ii) prevents the Company from repurchasing any Common Stock, and (iii) subject to certain permitted exceptions, restricts the Company’s ability to permit any lien or other encumbrance on Company assets.

At any time and from time to time, in whole or in part, following the Company properly filing an amendment (the “Certificate Amendment”) to its Certificate of Incorporation to increase the number of authorized shares of its Common Stock from 60,000,000 to 95,000,000, each share of Series X Preferred Stock is convertible, at the option of the holder, into 1,000 shares of Common Stock at no additional cost. If the Company has not properly filed, upon shareholder approval, the Certificate Amendment on or before August 1, 2024, then each share of Series X Preferred Stock will be redeemable at the holder’s option, in whole or in part, without penalty or premium, at a redemption price equal to $420 per share (each, a “Redemption”). If the Company fails to fully pay any Redemption within five days of receiving notice, all unpaid amounts will bear interest at a rate of 10% per annum. In addition, in the event of a Change in Control (as defined in the Certificate of Designations) of the Company, each share of the Series X Preferred Stock is redeemable at the option of the holder, without penalty or premium, at a redemption price equal to $420 per share. Upon any conversion of Preferred Stock into Common Stock by Strandler, Strandler is required to hold the Common Stock received in the conversion for a period of 12 months.

Holders of Series X Preferred Stock (i) are not entitled to receive dividends, subject to customary anti-dilution protections, (ii) have no voting rights, and (iii) receive a liquidation preference of $400 per share. The Series X Preferred Stock ranks senior in right of payment to all securities designated as junior securities, including Common Stock.

Loan Amendments

In connection with the Company’s entry into the Purchase Agreement, the Company also entered into (i) a Second Amendment to Business Loan Agreement (the “Term Loan Agreement Amendment”) with Strandler, LLC, (ii) a Second Amendment to Business Loan Agreement (the “A&R Loan Agreement Amendment”) with Beachcorp, LLC, which is also an affiliate of our controlling shareholder, Bradford T. Whitmore (“Beachcorp”), and (iii) a Second Amendment to Business Loan Agreement with Beachcorp (the “Revolving Loan Agreement Amendment” and together with the Term Loan Agreement Amendment and the A&R Term Loan Agreement Amendment, the “Loan Agreement Amendments”). The Loan Agreement Amendments extend the maturity date under each respective loan agreement from March 31, 2025 to October 1, 2025.

The Company entered into the Purchase Agreement and the Loan Agreement Amendments, and signed the Certificate of Designations, for working capital and other general corporate purposes.

The description of the terms and conditions of the Purchase Agreement, the Certificate of Designations, and the Loan Agreement Amendments does not purport to be complete and is qualified in its entirety by the full text of Purchase Agreement, the Certificate of Designations, and the Loan Agreement Amendments, which are filed as exhibits to this Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On March 5, 2024, the Company issued a press release announcing certain financial and operational results for the fiscal quarter and year ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and Item 9.01, including the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sale of Equity Securities.

The foregoing discussion of the Purchase Agreement, the terms thereof, and the transactions contemplated thereby is hereby incorporated by reference into this Item 3.02.

Item 3.03 Material Modifications to the Rights of Security Holders.

The foregoing discussion of the Certificate of Designations, the terms thereof, and the transactions contemplated thereby is hereby incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The foregoing discussion of the Certificate of Designations, the terms thereof, and the transactions contemplated thereby is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, filed March 4, 2024.
10.1	Securities Purchase Agreement, dated March 1, 2024.
10.2	Term Loan Agreement Amendment, dated March 1, 2024.
10.3	A&R Loan Agreement Amendment, dated March 1, 2024
10.4	Revolving Loan Agreement Amendment, dated March 1, 2024.
99.1	Press Release, dated March 5, 2024.
104	Cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2024

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ JESS JANKOWSKI
Name: Jess Jankowski
Title: Chief Executive Officer